Exhibit 99.2

Washington Mutual, Inc.

Consolidated Statements of Income

(dollars in millions, except per share data)

(unaudited)

	Quarter Ended			Year Ended
	Dec. 31, 2003	Sept. 30, 2003	Dec. 31, 2002	Dec. 31, 2003	Dec. 31, 2002
Interest Income
Loans held for sale	$439	$684	$591	$2,483	$1,917
Loans held in portfolio	1,969	1,848	2,076	7,686	8,675
Available-for-sale securities	353	401	546	1,738	2,951
Other interest and dividend income	38	65	68	256	312
Total interest income	2,799	2,998	3,281	12,163	13,855
Interest Expense
Deposits	491	538	672	2,165	2,661
Borrowings	565	551	728	2,369	3,065
Total interest expense	1,056	1,089	1,400	4,534	5,726
Net interest income	1,743	1,909	1,881	7,629	8,129
Provision (reversal of reserve) for loan and lease losses	(202)	76	67	42	404
Net interest income after provision for loan and lease losses	1,945	1,833	1,814	7,587	7,725
Noninterest Income
Home loan mortgage banking income (expense):
Loan servicing fees	524	542	628	2,273	2,237
Amortization of mortgage servicing rights	(604)	(665)	(920)	(3,269)	(2,616)
Mortgage servicing rights recovery (impairment)	615	368	(308)	712	(3,219)
Revaluation gain (loss) from derivatives	(306)	(172)	(19)	338	2,517
Net settlement income from certain interest-rate swaps	190	130	158	543	382
Gain (loss) from mortgage loans	63	(204)	439	1,250	1,375
Other home loan mortgage banking income (expense), net	110	146	(29)	127	31
Total home loan mortgage banking income (expense)	592	145	(51)	1,974	707
Depositor and other retail banking fees	472	471	449	1,818	1,634
Securities fees and commissions	103	103	90	395	362
Insurance income	49	45	39	188	155
Portfolio loan related income	96	116	123	439	349
Gain (loss) from other available-for-sale securities	(13)	557	574	676	768
Gain (loss) on extinguishment of securities sold under agreements to repurchase	—	7	(11)	(129)	282
Other income	166	120	38	489	212
Total noninterest income	1,465	1,564	1,251	5,850	4,469
Noninterest Expense
Compensation and benefits	877	837	734	3,304	2,813
Occupancy and equipment	569	352	290	1,592	1,136
Telecommunications and outsourced information services	125	150	111	554	507
Depositor and other retail banking losses	49	50	51	201	204
Amortization of other intangible assets	15	15	16	61	67
Advertising and promotion	88	51	55	278	234
Professional fees	78	69	45	267	201
Other expense	300	286	301	1,151	1,026
Total noninterest expense	2,101	1,810	1,603	7,408	6,188
Income from continuing operations before income taxes	1,309	1,587	1,462	6,029	6,006
Income taxes	488	588	551	2,236	2,217
Income from continuing operations, net of taxes	821	999	911	3,793	3,789
Discontinued Operations
Income from discontinued operations	34	38	47	137	113
Income taxes	13	14	17	50	41
Income from discontinued operations, net of taxes	21	24	30	87	72
Net Income	$842	$1,023	$941	$3,880	$3,861
Net Income Attributable to Common Stock	$842	$1,023	$941	$3,880	$3,856

Basic earnings per common share:
Income from continuing operations	$0.93	$1.11	$0.99	$4.20	$4.01
Income from discontinued operations, net	0.02	0.03	0.03	0.09	0.08
Net income	0.95	1.14	1.02	4.29	4.09

Diluted earnings per common share:
Income from continuing operations	$0.91	$1.09	$0.97	$4.12	$3.94
Income from discontinued operations, net	0.02	0.02	0.03	0.09	0.08
Net income	0.93	1.11	1.00	4.21	4.02

Dividends declared per common share	0.41	0.40	0.28	1.40	1.06
Basic weighted average number of common shares outstanding (in thousands)	883,539	899,579	926,210	903,666	943,905
Diluted weighted average number of common shares outstanding (in thousands)	904,840	918,372	939,991	921,757	960,152

Washington Mutual, Inc.

Consolidated Statements of Financial Condition

(dollars in millions, except per share data)

(unaudited)

	Dec. 31, 2003	Sept. 30, 2003	Dec. 31, 2002
Assets
Cash and cash equivalents	$7,018	$5,744	$7,084
Federal funds sold and securities purchased under resale agreements Available-for-sale securities, total amortized cost of $36,858, $36,792 and $42,528:	19	12	2,015
Mortgage-backed securities	10,695	14,352	28,375
Investment securities	26,012	22,705	15,530
Loans held for sale	20,343	35,493	38,782
Loans held in portfolio	175,644	160,556	143,869
Allowance for loan and lease losses	(1,250)	(1,549)	(1,503)
Total loans held in portfolio, net of allowance for loan and lease losses	174,394	159,007	142,366
Investment in Federal Home Loan Banks	3,462	3,429	3,703
Mortgage servicing rights	6,354	5,870	5,341
Goodwill	6,196	6,196	6,213
Assets of discontinued operations	4,184	4,138	3,864
Other assets	16,501	29,685	14,952
Total assets	$275,178	$286,631	$268,225
Liabilities
Deposits:
Noninterest-bearing deposits	$29,968	$39,197	$37,515
Interest-bearing deposits	123,213	124,944	118,001
Total deposits	153,181	164,141	155,516
Federal funds purchased and commercial paper	2,011	3,113	507
Securities sold under agreements to repurchase	28,333	20,468	16,717
Advances from Federal Home Loan Banks	48,330	43,743	51,265
Other borrowings	15,483	12,584	14,712
Liabilities of discontinued operations	3,578	3,554	3,330
Other liabilities	4,520	18,587	6,117
Total liabilities	255,436	266,190	248,164
Stockholders’ equity	19,742	20,441	20,061
Total liabilities and stockholders’ equity	$275,178	$286,631	$268,225
Common shares outstanding at end of period (in thousands) (1)	880,986	913,854	944,047
Book value per common share(2)	$22.56	$22.77	$21.66
Tangible book value per common share(2)	15.58	15.94	14.98
Full-time equivalent employees at end of period(3)	60,021	59,975	52,459

(1)               Includes 6,000,000 shares at December 31, 2003, 16,200,000 shares at September 30, 2003 and 18,000,000 shares at December 31, 2002, held in escrow.

(2)               Excludes 6,000,000 shares at December 31, 2003, 16,200,000 shares at September 30, 2003 and 18,000,000 shares at December 31, 2002, held in escrow.

(3)               Includes 2,380, 2,353 and 2,356 full-time equivalent employees reported as part of discontinued operations at December 31, 2003, September 30, 2003 and December 31, 2002.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Year Ended
	Dec. 31, 2003	Dec. 31, 2002
Stockholders’ Equity Rollforward
Balance, beginning of period	$20,061	$14,025
Net income	3,880	3,861
Other comprehensive (loss) income, net of tax	(699)	418
Cash dividends declared on common stock	(1,274)	(1,021)
Cash dividends declared on redeemable preferred stock	—	(5)
Cash dividends returned(1)	53	—
Common stock repurchased and retired	(2,699)	(1,303)
Common stock issued for acquisitions	—	3,672
Fair value of Dime stock options	—	90
Common stock issued to redeem preferred stock	—	102
Common stock issued	420	222
Balance, end of period	$19,742	$20,061

(1)               Represents accumulated dividends on shares returned from escrow.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions, except per share data)

(unaudited)

	Quarter Ended
	Dec. 31, 2003	Sept. 30, 2003	June 30, 2003	Mar. 31, 2003	Dec. 31, 2002
PROFITABILITY
Net interest income	$1,743	$1,909	$1,986	$1,993	$1,881
Net interest margin	2.90%	3.07%	3.22%	3.28%	3.16%
Noninterest income	$1,465	$1,564	$1,526	$1,295	$1,251
Noninterest expense	2,101	1,810	1,850	1,647	1,603
Basic earnings per common share:
Income from continuing operations	$0.93	$1.11	$1.09	$1.06	$0.99
Income from discontinued operations, net	0.02	0.03	0.03	0.02	0.03
Net income	0.95	1.14	1.12	1.08	1.02
Diluted earnings per common share:
Income from continuing operations	$0.91	$1.09	$1.07	$1.05	$0.97
Income from discontinued operations, net	0.02	0.02	0.02	0.02	0.03
Net income	0.93	1.11	1.09	1.07	1.00
Dividends declared per common share	$0.41	$0.40	$0.30	$0.29	$0.28
Return on average assets(1)	1.21%	1.41%	1.43%	1.42%	1.38%
Return on average common equity(1)	16.80	19.82	19.26	19.41	17.87
Efficiency ratio(2)(3)	65.51	52.13	52.66	50.09	51.18
ASSET QUALITY
Nonaccrual loans(4)	$1,626	$1,813	$1,893	$2,062	$2,155
Foreclosed assets	311	293	307	325	328
Total nonperforming assets	1,937	2,106	2,200	2,387	2,483
Nonperforming assets/total assets	0.70%	0.73%	0.78%	0.86%	0.93%
Restructured loans	$111	$118	$89	$99	$98
Total nonperforming assets and restructured loans	2,048	2,224	2,289	2,486	2,581
Allowance for loan and lease losses	1,250	1,549	1,530	1,530	1,503
Allowance as a percentage of total loans held in portfolio	0.71%	0.96%	1.02%	1.04%	1.04%
Provision (reversal of reserve) for loan and lease losses	$(202)	$76	$81	$88	$67
Net charge-offs	97	74	81	58	65
CAPITAL ADEQUACY
Stockholders’ equity/total assets	7.17%	7.13%	7.41%	7.44%	7.48%
Tangible common equity(5)/total tangible assets(5)	5.26	5.26	5.26	5.26	5.26
Estimated total risk-based capital/risk-weighted assets(6)	11.12	11.54	11.68	11.68	11.53
SUPPLEMENTAL DATA
Average balance sheet:
Total loans held for sale	$29,362	$51,272	$51,519	$47,301	$42,329
Total loans held in portfolio	167,033	152,696	147,708	144,690	145,479
Total interest-earning assets	241,718	249,892	246,851	242,791	238,970
Total assets	277,469	290,215	284,037	280,774	273,669
Total interest-bearing deposits	125,318	124,488	120,144	119,056	116,136
Total noninterest-bearing deposits	33,368	49,457	43,536	38,851	32,375
Total stockholders’ equity	20,056	20,657	21,112	20,557	21,061
Period-end balance sheet:
Loans held for sale	20,343	35,493	44,870	49,219	38,782
Loans held in portfolio, net of allowance for loan and lease losses	174,394	159,007	148,520	145,442	142,366
Interest-earning assets(2)	236,175	236,547	245,628	244,012	232,274
Total assets	275,178	286,631	283,120	277,041	268,225
Interest-bearing deposits	123,213	124,944	119,952	119,394	118,001
Noninterest-bearing deposits	29,968	39,197	46,505	40,478	37,515
Total stockholders’ equity	19,742	20,441	20,978	20,608	20,061

(1)               Includes income from continuing and discontinued operations.

(2)               Based on continuing operations.

(3)               The efficiency ratio is defined as noninterest expense, divided by total revenue (net interest income and noninterest income).

(4)               Excludes nonaccrual loans held for sale.

(5)               Excludes unrealized net gain/loss on available-for-sale securities and derivatives, goodwill and intangible assets, but includes MSR.

(6)               Estimate of what the total risk-based capital ratio would be if Washington Mutual, Inc. was a bank holding company that complies with Federal Reserve Board capital requirements.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Quarter Ended
	Dec. 31, 2003			Sept. 30, 2003			Dec. 31, 2002
	Balance	Rate	Interest Income/ Expense	Balance	Rate	Interest Income/ Expense	Balance	Rate	Interest Income/ Expense
Average Balances and Weighted Average Interest Rates
Assets
Interest-earning assets:
Federal funds sold and securities purchased under resale agreements	$414	2.26%	$2	$1,350	2.16%	$7	$2,536	1.43%	$9
Available-for-sale securities(1):
Mortgage-backed securities	12,584	4.14	130	21,174	4.51	239	26,010	5.01	325
Investment securities	27,386	3.24	223	17,652	3.66	162	18,214	4.83	221
Loans held for sale(2)	29,362	5.98	439	51,272	5.34	684	42,329	5.58	591
Loans held in portfolio(2):
Loans secured by real estate:
Home loans	94,713	4.41	1,045	84,456	4.56	963	85,325	5.55	1,184
Purchased specialty mortgage finance	11,799	5.05	149	10,777	5.30	143	9,405	5.54	130
Total home loans	106,512	4.48	1,194	95,233	4.64	1,106	94,730	5.55	1,314
Home construction loans:
Builder (3)	1,073	4.67	13	1,105	4.47	13	1,109	5.68	16
Custom (4)	1,087	6.53	18	977	6.90	17	914	8.34	19
Home equity loans and lines of credit	25,850	4.71	306	22,209	4.81	266	15,380	5.69	219
Multi-family	20,177	5.07	256	19,920	5.16	258	18,815	5.82	274
Other real estate	6,941	6.39	111	6,989	6.31	111	8,230	6.67	138
Total loans secured by real estate	161,640	4.69	1,898	146,433	4.83	1,771	139,178	5.69	1,980
Consumer	1,066	9.02	24	1,178	8.55	25	1,713	9.18	40
Commercial business	4,327	4.22	47	5,085	4.02	52	4,588	4.84	56
Total loans held in portfolio	167,033	4.71	1,969	152,696	4.83	1,848	145,479	5.70	2,076
Other	4,939	2.87	36	5,748	3.99	58	4,402	5.29	59
Total interest-earning assets	241,718	4.62	2,799	249,892	4.79	2,998	238,970	5.48	3,281
Noninterest-earning assets:
Mortgage servicing rights	6,408			6,250			5,855
Goodwill	6,196			6,196			6,171
Other(5)	23,147			27,877			22,673
Total assets	$277,469			$290,215			$273,669
Liabilities
Interest-bearing liabilities:
Deposits:
Interest-bearing checking	$67,896	1.44	247	$64,057	1.68	272	$53,588	2.35	317
Savings accounts and money market deposit accounts	27,667	0.81	56	28,674	0.88	63	28,738	1.30	94
Time deposit accounts	29,755	2.50	188	31,757	2.53	203	33,810	3.06	261
Total interest-bearing deposits	125,318	1.55	491	124,488	1.72	538	116,136	2.30	672
Federal funds purchased and commercial paper	3,872	1.08	11	4,057	1.12	12	2,189	1.61	9
Securities sold under agreements to repurchase	27,394	2.17	152	21,399	2.19	120	23,659	2.77	165
Advances from Federal Home Loan Banks	44,837	2.47	283	45,334	2.59	300	56,030	2.94	415
Other	13,675	3.51	119	12,203	3.94	119	14,240	3.86	139
Total interest-bearing liabilities	215,096	1.94	1,056	207,481	2.07	1,089	212,254	2.62	1,400
Noninterest-bearing sources:
Noninterest-bearing deposits	33,368			49,457			32,375
Other liabilities(6)	8,949			12,620			7,979
Stockholders’ equity	20,056			20,657			21,061
Total liabilities and stockholders’ equity	$277,469			$290,215			$273,669
Net interest spread and net interest income		2.68	$1,743		2.72	$1,909		2.86	$1,881
Impact of noninterest-bearing sources		0.22			0.35			0.30
Net interest margin		2.90			3.07			3.16

(1)               The average balance and yield are based on average amortized cost balances.

(2)               Nonaccrual loans were included in the average loan amounts outstanding.

(3)               Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale.

(4)               Represents construction loans made directly to the intended occupant of a single-family residence.

(5)               Includes assets of discontinued operations.

(6)               Includes liabilities of discontinued operations.

	Year Ended
	Dec. 31, 2003			Dec. 31, 2002
	Balance	Rate	Interest Income/ Expense	Balance	Rate	Interest Income/ Expense
Average Balances and Weighted Average Interest Rates
Assets
Interest-earning assets:
Federal funds sold and securities purchased under resale agreements	$2,570	1.45%	$37	$2,352	1.70%	$40
Available-for-sale securities(1):
Mortgage-backed securities	20,977	4.91	1,030	24,654	5.46	1,345
Investment securities	18,742	3.77	708	32,387	4.96	1,606
Loans held for sale(2)	44,832	5.54	2,483	30,954	6.19	1,917
Loans held in portfolio(2):
Loans secured by real estate:
Home loans	86,443	4.77	4,124	86,039	5.90	5,077
Purchased specialty mortgage finance	10,794	5.43	586	9,028	6.27	566
Total home loans	97,237	4.84	4,710	95,067	5.94	5,643
Home construction loans:
Builder(3)	1,084	4.79	52	1,316	5.93	78
Custom(4)	978	7.13	70	906	8.19	74
Home equity loans and lines of credit	21,163	4.98	1,053	13,382	5.91	790
Multi-family	19,409	5.30	1,029	17,973	6.01	1,081
Other real estate	7,243	6.35	460	8,368	6.83	572
Total loans secured by real estate	147,114	5.01	7,374	137,012	6.01	8,238
Consumer	1,208	8.87	107	2,340	9.41	220
Commercial business	4,771	4.31	205	4,223	5.14	217
Total loans held in portfolio	153,093	5.02	7,686	143,575	6.04	8,675
Other	5,109	4.27	219	4,513	6.04	272
Total interest-earning assets	245,323	4.96	12,163	238,435	5.81	13,855
Noninterest-earning assets:
Mortgage servicing rights	5,721			6,650
Goodwill	6,198			5,996
Other(5)	25,746			20,339
Total assets	$282,988			$271,420
Liabilities
Interest-bearing liabilities:
Deposits:
Interest-bearing checking	$62,723	1.69	1,057	$40,338	2.55	1,028
Savings accounts and money market deposit accounts	28,196	0.93	263	31,529	1.48	466
Time deposit accounts	31,416	2.69	845	37,253	3.13	1,167
Total interest-bearing deposits	122,335	1.77	2,165	109,120	2.44	2,661
Federal funds purchased and commercial paper	3,158	1.18	37	2,976	1.90	57
Securities sold under agreements to repurchase	22,318	2.44	545	34,830	2.31	804
Advances from Federal Home Loan Banks	49,441	2.62	1,296	59,369	2.82	1,676
Other	13,315	3.68	491	12,172	4.34	528
Total interest-bearing liabilities	210,567	2.15	4,534	218,467	2.62	5,726
Noninterest-bearing sources:
Noninterest-bearing deposits	41,250			25,396
Other liabilities(6)	10,724			7,624
Stockholders’ equity	20,447			19,933
Total liabilities and stockholders’ equity	$282,988			$271,420
Net interest spread and net interest income		2.81	$7,629		3.19	$8,129
Impact of noninterest-bearing sources		0.30			0.22
Net interest margin		3.11			3.41

(1)               The average balance and yield are based on average amortized cost balances.

(2)               Nonaccrual loans were included in the average loan amounts outstanding.

(3)               Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale.

(4)               Represents construction loans made directly to the intended occupant of a single-family residence.

(5)               Includes assets of discontinued operations.

(6)               Includes liabilities of discontinued operations.

	Quarter Ended			Year Ended
	Dec. 31, 2003	Sept. 30, 2003	Dec. 31, 2002	Dec. 31, 2003	Dec. 31, 2002
Loan Volume
Home loans:
Adjustable rate	$23,397	$28,225	$25,998	$99,899	$84,627
Fixed rate	28,105	83,360	69,123	263,604	180,745
Specialty mortgage finance (1)	6,031	5,460	4,689	20,678	14,077
Total home loan volume	57,533	117,045	99,810	384,181	279,449
Home construction loans:
Builder (2)	636	787	389	2,506	1,842
Custom (3)	377	363	194	1,176	761
Home equity loans and lines of credit	7,922	9,369	4,721	29,639	15,254
Multi-family	1,647	2,598	1,864	8,065	5,839
Other real estate	655	439	513	1,969	1,818
Total loans secured by real estate	68,770	130,601	107,491	427,536	304,963
Consumer	72	146	114	339	760
Commercial business	1,061	1,191	883	4,370	3,696
Total loan volume	$69,903	$131,938	$108,488	$432,245	$309,419
Loan Volume by Channel
Originated	$47,964	$82,514	$64,702	$265,217	$199,127
Purchased/Correspondent	21,939	49,424	43,786	167,028	110,292
Total loan volume by channel	$69,903	$131,938	$108,488	$432,245	$309,419
Refinancing Activity (4)
Home loan refinancing	$31,919	$83,564	$71,203	$269,442	$183,788
Home construction loans	6	16	11	47	50
Home equity loans and lines of credit and consumer	848	2,030	904	4,775	2,814
Multi-family and other real estate	690	1,164	903	3,453	2,155
Total refinancing	$33,463	$86,774	$73,021	$277,717	$188,807
Home Loan Volume by Index:
Short-term adjustable-rate loans(5):
Treasury indices	$13,021	$7,076	$3,972	$30,147	$19,474
COFI	151	124	316	722	3,231
Other	628	336	244	1,404	789
Total short-term adjustable-rate loans	13,800	7,536	4,532	32,273	23,494
Medium-term adjustable-rate loans(6)	13,667	24,138	24,896	81,404	72,597
Fixed-rate loans	30,066	85,371	70,382	270,504	183,358
Total home loan volume	$57,533	$117,045	$99,810	$384,181	$279,449

Note: Pursuant to regulatory guidance issued in December 2003, buyouts of delinquent mortgages contained within Government National Mortgage Association (GNMA) loan servicing pools must be classified as loans on the balance sheet. Accordingly, total home loan volume includes GNMA pool buy-out volume of $1.30 billion, $1.67 billion and $1.64 billion for the quarters ended December 31, 2003, September 30, 2003 and December 31, 2002 and $6.94 billion and $4.71 billion for the years ended December 31, 2003 and December 31, 2002.

(1)               Represents purchased subprime loan portfolios and mortgages originated by Long Beach Mortgage.

(2)               Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale.

(3)               Represents construction loans made directly to the intended occupant of a single-family residence.

(4)               Includes loan refinancing entered into by both new and pre-existing loan customers.

(5)               Short term is defined as adjustable-rate loans that reprice within one year or less.

(6)               Medium term is defined as adjustable-rate loans that reprice after one year.

	Change from Sept. 30, 2003 to Dec. 31, 2003	Dec. 31, 2003	Sept. 30, 2003	Dec. 31, 2002
Loans by Property Type and Mortgage-Backed Securities (“MBS”)
Loans held in portfolio:
Loans secured by real estate:
Home loans	$9,800	$100,043	$90,243	$82,842
Purchased specialty mortgage finance	1,607	12,973	11,366	10,128
Total home loans	11,407	113,016	101,609	92,970
Home construction loans:
Builder(1)	(9)	1,052	1,061	1,017
Custom(2)	136	1,168	1,032	932
Home equity loans and lines of credit	3,587	27,647	24,060	16,168
Multi-family	133	20,324	20,191	18,000
Other real estate	(283)	6,649	6,932	7,986
Total loans secured by real estate	14,971	169,856	154,885	137,073
Consumer	(93)	1,028	1,121	1,663
Commercial business	210	4,760	4,550	5,133
Total loans held in portfolio	15,088	175,644	160,556	143,869
Less: allowance for loan and lease losses	299	(1,250)	(1,549)	(1,503)
Loans securitized and retained as MBS	(3,393)	9,229	12,622	25,054
Total net loans held in portfolio and loans securitized and retained as MBS	11,994	183,623	171,629	167,420
Loans held for sale(3)	(15,150)	20,343	35,493	38,782
Total net loans and loans securitized and retained as MBS	(3,156)	203,966	207,122	206,202
Purchased MBS	(264)	1,466	1,730	3,321
Total net loans and MBS	$(3,420)	$205,432	$208,852	$209,523

(1)               Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale.

(2)               Represents construction loans made directly to the intended occupant of a single-family residence.

(3)               Fair value of loans held for sale was $20.34 billion, $35.53 billion and $38.84 billion as of December 31, 2003, September 30, 2003 and December 31, 2002.

	Change from Sept. 30, 2003 to Dec. 31, 2003	Dec. 31, 2003	Weighted Average Coupon Rate	Sept. 30, 2003	Weighted Average Coupon Rate	Dec. 31, 2002	Weighted Average Coupon Rate
Loans Secured by Real Estate and MBS
Selected loans held in portfolio(1):
Short-term adjustable-rate loans(2):
COFI	$(942)	$10,766	4.93%	$11,708	5.05%	$15,315	5.59%
Treasury indices	11,547	51,494	3.66	39,947	3.99	31,015	4.78
Other	2,624	26,867	4.81	24,243	4.96	17,843	5.80
Total short-term adjustable-rate loans	13,229	89,127	4.16	75,898	4.46	64,173	5.26
Medium-term adjustable-rate loans(3)	3,593	53,576	5.56	49,983	5.65	43,715	6.55
Fixed-rate loans	(1,695)	18,284	6.91	19,979	7.16	19,250	7.75
Total loans held in portfolio secured by real estate(4)	15,127	160,987	4.94	145,860	5.24	127,138	6.08
Loans held for sale(5)	(15,177)	20,211	6.51	35,388	5.90	38,686	6.26
Total loans secured by real estate	(50)	181,198	5.12	181,248	5.37	165,824	6.12
MBS(6):
Short-term adjustable-rate MBS(2):
COFI	(1,562)	5,270	3.87	6,832	3.95	11,459	4.46
Treasury indices	(1,664)	3,401	2.94	5,065	3.14	8,984	3.78
Other	(403)	9	3.15	412	4.62	3,562	6.04
Total short-term adjustable-rate MBS	(3,629)	8,680	3.50	12,309	3.64	24,005	4.44
Fixed-rate MBS	46	1,496	6.35	1,450	6.98	3,707	6.87
Total MBS(7)	(3,583)	10,176	3.92	13,759	3.99	27,712	4.77
Total loans secured by real estate and MBS	$(3,633)	$191,374	5.05	$195,007	5.27	$193,536	5.93

(1)               Includes total home loans, home equity loans and lines of credit and multi-family loans.

(2)               Short term is defined as adjustable-rate loans and MBS that reprice within one year or less.

(3)               Medium term is defined as adjustable-rate loans that reprice after one year.

(4)               At December 31, 2003, September 30, 2003 and December 31, 2002 adjustable-rate loans with lifetime caps totaled $138.58 billion, $123.96 billion and $105.60 billion with a lifetime weighted average cap rate of 12.21%, 12.16% and 12.67%.

(5)               Excludes student loans.

(6)               Excludes principal-only strips and interest-only strips.

(7)               At December 31, 2003, September 30, 2003 and December 31, 2002 adjustable-rate MBS with lifetime caps totaled $8.12 billion, $11.82 billion and $23.84 billion with a lifetime weighted average cap rate of 11.32%, 11.27% and 11.34%.

	Sept. 30, 2003 to Dec. 31, 2003	Dec. 31, 2002 to Dec. 31, 2003
Rollforward of Loans Held for Sale
Balance, beginning of period	$35,493	$38,782
Loans originated and purchased	36,552	317,417
Loans sold and other	(51,702)	(335,856)
Balance, end of period	$20,343	$20,343

Rollforward of Loans Held in Portfolio
Balance, beginning of period	$160,556	$143,869
Loans originated and purchased	33,351	114,828
Loan payments and other	(18,263)	(83,053)
Balance, end of period	$175,644	$175,644

	Sept. 30, 2003 to Dec. 31, 2003	Dec. 31, 2002 to Dec. 31, 2003
Rollforward of Mortgage Servicing Rights (“MSR”)(1)
Balance, beginning of period	$5,870	$5,341
Home loans:
Additions	701	4,203
Amortization	(604)	(3,269)
Recovery	615	712
Sales of MSR	(231)	(638)
Net change in commercial real estate MSR	3	5
Balance, end of period(2)	$6,354	$6,354
Rollforward of Valuation Allowance for MSR Impairment
Balance, beginning of period	$3,075	$4,521
Recovery	(615)	(712)
Other than temporary impairment	—	(1,115)
Sales of MSR	(25)	(259)
Balance, end of period	$2,435	$2,435
Rollforward of Loans Serviced for Others
Balance, beginning of period	$577,822	$604,504
Home loans:
Additions	51,480	342,871
Sales of servicing	(195)	(3,155)
Loan payments and other	(47,062)	(362,319)
Net change in commercial real estate loans serviced for others	624	768
Balance, end of period	$582,669	$582,669

Dec. 31, 2003 Balance
Total Servicing Portfolio
Loans serviced for others	$582,669
Servicing on retained MBS without MSR	3,455
Servicing on owned loans	182,604
Subservicing portfolio	1,852
Total servicing portfolio	$770,580

	Dec. 31, 2003
	Unpaid Principal Balance	Weighted Average Servicing Fee
		(in basis points)
Loans Serviced for Others by Loan Type
Government	$66,773	50
Agency	387,233	29
Private	115,302	36
Specialty home loans	13,361	50
Total loans serviced for others(3)	$582,669	34

(1)               Net of valuation allowance.

(2)               At December 31, 2003, aggregate mortgage servicing rights fair value was $6.39 billion.

(3)               Weighted average coupon rate was 6.07% at December 31, 2003.

	Quarter Ended
	Dec. 31, 2003	Sept. 30, 2003	June 30, 2003	Mar. 31, 2003	Dec. 31, 2002
Home Loan Mortgage Banking Income (Expense)
Loan servicing fees	$524	$542	$593	$613	$628
Loan subservicing fees	1	1	7	5	14
Amortization of mortgage servicing rights	(604)	(665)	(1,032)	(969)	(920)
Mortgage servicing rights recovery (impairment)	615	368	(309)	37	(308)
Other, net	(76)	(221)	(168)	(137)	(134)
Net home loan servicing income (expense)	460	25	(909)	(451)	(720)
Revaluation gain (loss) from derivatives:
Mortgage servicing rights risk management	(314)	(317)	745	412	109
Loans held for sale risk management(1)	8	145	(147)	(195)	(128)
Total revaluation gain (loss) from derivatives	(306)	(172)	598	217	(19)
Net settlement income from certain interest-rate swaps	190	130	84	140	158
Gain (loss) from mortgage loans(1)	63	(204)	747	643	439
Loan related income	124	108	91	75	76
Gain from sale of originated mortgage-backed securities	61	258	—	1	15
Total home loan mortgage banking income (expense)	592	145	611	625	(51)
Impact of other mortgage servicing rights risk management instruments(2):
Gain (loss) from certain available-for-sale securities	(11)	176	140	—	407
Total home loan mortgage banking income (expense), net of other mortgage servicing rights risk management instruments	$581	$321	$751	$625	$356

	Year Ended
	Dec. 31, 2003	Dec. 31, 2002
Home Loan Mortgage Banking Income
Loan servicing fees	$2,273	$2,237
Loan subservicing fees	14	100
Amortization of mortgage servicing rights	(3,269)	(2,616)
Mortgage servicing rights recovery (impairment)	712	(3,219)
Other, net	(606)	(371)
Net home loan servicing income (expense)	(876)	(3,869)
Revaluation gain (loss) from derivatives:
Mortgage servicing rights risk management	526	2,645
Loans held for sale risk management(1)	(188)	(128)
Total revaluation gain (loss) from derivatives	338	2,517
Net settlement income from certain interest-rate swaps	543	382
Gain from mortgage loans(1)	1,250	1,375
Loan related income	399	268
Gain from sale of originated mortgage-backed securities	320	34
Total home loan mortgage banking income	1,974	707
Impact of other mortgage servicing rights risk management instruments(2):
Gain from certain available-for-sale securities	305	795
Gain on extinguishment of securities sold under agreements to repurchase	—	257
Total home loan mortgage banking income, net of other mortgage servicing rights risk management instruments	$2,279	$1,759

(1)               The Company’s policy of recording the fair value of rate lock commitments on its Consolidated Statements of Financial Condition has the effect of recognizinggain (loss) from mortgage loans before the loans are sold.  Rate lock commitment volume, adjusted for actual and anticipated fallout factors, totaled $29.13 billion for the quarter ended December 31, 2003.  Gain (loss) from mortgage loans net of revaluation gain (loss) from derivatives used for loans held for sale risk management was a gain of $71 million for the quarter ended December 31, 2003, compared with a net loss of $59 million for the quarter ended September 30, 2003 and a net gain of $600 million for the quarter ended June 30, 2003.

(2)               Includes only instruments designated for mortgage servicing rights risk management and does not include the effects of instruments held for asset/liability risk management.

	Dec. 31, 2003	Sept. 30, 2003	Dec. 31, 2002
Deposits
Deposits:
Checking accounts:
Noninterest bearing	$27,906	$35,649	$35,730
Interest bearing	68,318	66,353	56,132
Total checking accounts	96,224	102,002	91,862
Savings and money market deposit accounts	29,000	31,348	29,886
Time deposit accounts(1)	27,957	30,791	33,768
Total deposits(2)	$153,181	$164,141	$155,516

(1)               Weighted average remaining maturity of time deposits was 14 months at December 31, 2003, 15 months at September 30, 2003 and 15 months at December 31, 2002.

(2)               Includes custodial and escrow deposits of $14.99 billion at December 31, 2003, $24.92 billion at September 30, 2003 and $25.90 billion at December 31, 2002.

	Dec. 31, 2003	Sept. 30, 2003	June 30, 2003	Mar. 31, 2003	Dec. 31, 2002
Retail Checking Accounts (1)
Accounts, beginning of period	7,882,946	7,637,914	7,461,320	7,258,555	7,091,568
Net accounts opened during the quarter	183,386	245,032	176,594	202,765	166,987
Accounts, end of period	8,066,332	7,882,946	7,637,914	7,461,320	7,258,555

(1)               Retail checking accounts exclude commercial business accounts.  The information provided refers to the number of accounts, not dollar amounts.

	Dec. 31, 2003	Sept. 30, 2003	June 30, 2003	Mar. 31, 2003	Dec. 31, 2002
Retail Banking Stores
Stores, beginning of period	1,677	1,602	1,556	1,526	1,462
Net stores opened during the quarter	99	75	46	30	64
Stores, end of period	1,776	1,677	1,602	1,556	1,526

	Quarter Ended
	Dec. 31, 2003	Sept. 30, 2003	June 30, 2003	Mar. 31, 2003	Dec. 31, 2002
Allowance for Loan and Lease Losses
Balance, beginning of quarter	$1,549	$1,530	$1,530	$1,503	$1,566
Allowance transferred to loans held for sale	—	—	—	(3)	(13)
Allowance for certain loan commitments	—	17	—	—	(52)
Provision (reversal of reserve) for loan and lease losses	(202)	76	81	88	67
	1,347	1,623	1,611	1,588	1,568
Loans charged off:
Loans secured by real estate:
Home loans	(18)	(22)	(9)	(15)	(23)
Purchased specialty mortgage finance	(11)	(9)	(9)	(10)	(7)
Total home loan charge-offs	(29)	(31)	(18)	(25)	(30)
Home construction loans - builder	(1)	(1)	—	—	—
Home equity loans and lines of credit	(2)	(4)	(4)	(4)	(9)
Multi-family	(1)	(4)	—	—	—
Other real estate	(52)	(16)	(21)	(10)	(7)
Total loans secured by real estate	(85)	(56)	(43)	(39)	(46)
Consumer	(14)	(20)	(18)	(17)	(16)
Commercial business	(15)	(19)	(31)	(14)	(18)
Total loans charged off	(114)	(95)	(92)	(70)	(80)
Recoveries of loans previously charged off:
Loans secured by real estate:
Home loans	1	7	2	—	—
Purchased specialty mortgage finance	1	1	1	1	—
Total home loan recoveries	2	8	3	1	—
Other real estate	5	6	2	4	5
Total loans secured by real estate	7	14	5	5	5
Consumer	5	5	3	3	5
Commercial business	5	2	3	4	5
Total recoveries of loans previously charged off	17	21	11	12	15
Net charge-offs	(97)	(74)	(81)	(58)	(65)
Balance, end of quarter	$1,250	$1,549	$1,530	$1,530	$1,503

Net charge-offs (annualized) as a percentage of average loans held in portfolio	0.23%	0.19%	0.22%	0.16%	0.18%
Allowance as a percentage of total loans held in portfolio	0.71	0.96	1.02	1.04	1.04

	Dec. 31, 2003	Sept. 30, 2003	June 30, 2003	Mar. 31, 2003	Dec. 31, 2002
Nonperforming Assets and Restructured Loans
Nonaccrual loans(1):
Nonaccrual loans secured by real estate:
Home loans	$736	$760	$804	$954	$1,068
Purchased specialty mortgage finance	597	553	483	479	438
Total home loan nonaccrual loans	1,333	1,313	1,287	1,433	1,506
Home construction loans:
Builder(2)	25	31	31	38	42
Custom(3)	10	9	9	9	7
Home equity loans and lines of credit	47	46	49	44	36
Multi-family	19	39	54	49	50
Other real estate	153	309	369	402	413
Total nonaccrual loans secured by real estate	1,587	1,747	1,799	1,975	2,054
Consumer	8	10	15	14	22
Commercial business	31	56	79	73	79
Total nonaccrual loans held in portfolio	1,626	1,813	1,893	2,062	2,155
Foreclosed assets	311	293	307	325	328
Total nonperforming assets	$1,937	$2,106	$2,200	$2,387	$2,483
As a percentage of total assets	0.70%	0.73%	0.78%	0.86%	0.93%
Restructured loans	$111	$118	$89	$99	$98
Total nonperforming assets and restructured loans	$2,048	$2,224	$2,289	$2,486	$2,581

(1)               Excludes nonaccrual loans held for sale of $66 million at December 31, 2003.  Prior periods also reflect the exclusion of nonaccrual loans held for sale of $67 million, $73 million, $72 million and $119 million at September 30, 2003, June 30, 2003, March 31, 2003 and December 31, 2002.  Loans held for sale are accounted for at lower of aggregate cost or market value, with valuation changes included as adjustments to gain from mortgage loans.

(2)               Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale.

(3)               Represents construction loans made directly to the intended occupant of a single-family residence.

Washington Mutual, Inc.

Pro Forma Combining Statements of Income

(dollars in millions, except per share data)

(unaudited)

Note:  The following schedule combines income from continuing operations with the discontinued operations of Washington Mutual Finance in order to present the pro forma effects of total net income on an individual line level basis.

	Quarter Ended Dec. 31, 2003			Year Ended Dec. 31, 2003
	Income From Continuing Operations	Washington Mutual Finance	Pro Forma Combined	Income From Continuing Operations	Washington Mutual Finance	Pro Forma Combined

Interest Income
Loans held for sale	$439	$—	$439	$2,483	$—	$2,483
Loans held in portfolio	1,969	152	2,121	7,686	587	8,273
Available-for-sale securities	353	1	354	1,738	5	1,743
Other interest and dividend income	38	—	38	256	—	256
Total interest income	2,799	153	2,952	12,163	592	12,755
Interest Expense
Deposits	491	—	491	2,165	—	2,165
Borrowings	565	39	604	2,369	159	2,528
Total interest expense	1,056	39	1,095	4,534	159	4,693
Net interest income	1,743	114	1,857	7,629	433	8,062
Provision (reversal of reserve) for loan and lease losses	(202)	41	(161)	42	153	195
Net interest income after provision for loan and lease losses	1,945	73	2,018	7,587	280	7,867
Noninterest Income
Home loan mortgage banking income:
Loan servicing fees	524	—	524	2,273	—	2,273
Amortization of mortgage servicing rights	(604)	—	(604)	(3,269)	—	(3,269)
Mortgage servicing rights recovery	615	—	615	712	—	712
Revaluation gain (loss) from derivatives	(306)	—	(306)	338	—	338
Net settlement income from certain interest-rate swaps	190	—	190	543	—	543
Gain from mortgage loans	63	—	63	1,250	—	1,250
Other home loan mortgage banking income, net	110	—	110	127	—	127
Total home loan mortgage banking income	592	—	592	1,974	—	1,974
Depositor and other retail banking fees	472	—	472	1,818	—	1,818
Securities fees and commissions	103	—	103	395	—	395
Insurance income	49	5	54	188	21	209
Portfolio loan related income	96	—	96	439	—	439
Gain (loss) from other available-for-sale securities	(13)	—	(13)	676	—	676
Gain (loss) on extinguishment of securities sold under agreements to repurchase	—	—	—	(129)	—	(129)
Other income	166	1	167	489	3	492
Total noninterest income	1,465	6	1,471	5,850	24	5,874
Noninterest Expense
Compensation and benefits	877	25	902	3,304	95	3,399
Occupancy and equipment	569	4	573	1,592	14	1,606
Telecommunications and outsourced information services	125	3	128	554	14	568
Depositor and other retail banking losses	49	—	49	201	—	201
Amortization of other intangible assets	15	—	15	61	—	61
Advertising and promotion	88	3	91	278	14	292
Professional fees	78	3	81	267	11	278
Other expense	300	7	307	1,151	19	1,170
Total noninterest expense	2,101	45	2,146	7,408	167	7,575
Income before income taxes	1,309	34	1,343	6,029	137	6,166
Income taxes	488	13	501	2,236	50	2,286
Net Income	$821	$21	$842	$3,793	$87	$3,880
Net Income Attributable to Common Stock	$821	$21	$842	$3,793	$87	$3,880

Basic earnings per common share:	$0.93	$0.02	$0.95	$4.20	$0.09	$4.29

Diluted earnings per common share:	0.91	0.02	0.93	4.12	0.09	4.21

Washington Mutual, Inc.

Pro Forma Statement of Financial Condition

December 31, 2003

(dollars in millions)

(unaudited)

Note:  The following schedule presents the pro forma effects of disaggregating the discontinued operations of Washington Mutual Finance into its individual components on the Statement of Financial Condition.

	As Reported	Washington Mutual Finance	Pro Forma
Assets
Cash and cash equivalents	$7,018	$64	$7,082
Federal funds sold and securities purchased under resale agreements	19	—	19
Available-for-sale securities, total amortized cost of $36,858 as reported, $36,987 pro forma:
Mortgage-backed securities	10,695	—	10,695
Investment securities	26,012	130	26,142
Loans held for sale	20,343	—	20,343
Loans held in portfolio	175,644	3,997	179,641
Allowance for loan and lease losses	(1,250)	(150)	(1,400)
Total loans held in portfolio, net of allowance for loan and lease losses	174,394	3,847	178,241
Investment in Federal Home Loan Banks	3,462	—	3,462
Mortgage servicing rights	6,354	—	6,354
Goodwill	6,196	57	6,253
Assets of discontinued operations	4,184	(4,184)	—
Other assets	16,501	86	16,587
Total assets	$275,178	$—	$275,178
Liabilities
Deposits:
Noninterest-bearing deposits	$29,968	$—	$29,968
Interest-bearing deposits	123,213	—	123,213
Total deposits	153,181	—	153,181
Federal funds purchased and commercial paper	2,011	1,067	3,078
Securities sold under agreements to repurchase	28,333	—	28,333
Advances from Federal Home Loan Banks	48,330	—	48,330
Other borrowings	15,483	2,431	17,914
Liabilities of discontinued operations	3,578	(3,578)	—
Other liabilities	4,520	80	4,600
Total liabilities	255,436	—	255,436
Stockholders’ equity	19,742	—	19,742
Total liabilities and stockholders’ equity	$275,178	$—	$275,178

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Quarter Ended
	Dec. 31, 2003
Credit Overview - Key Statistics
Allowance for Loan and Lease Losses (“ALLL”):
September 30, 2003 as originally reported, including Washington Mutual Finance	$1,699
Less: ALLL associated with Washington Mutual Finance	(150)
September 30, 2003 ALLL excluding Washington Mutual Finance	1,549
Less: Excess franchise lending portfolio specific reserve (net of charge-offs)	(82	) (1)
Less: December 31, 2003 ALLL reversal	(120	) (1)
Less: December 31, 2003 net charge-offs	(97)
Balance, end of quarter	$1,250

(1)               Included in the December 31, 2003 reversal of reserve for loan and lease losses

	Quarter Ended
Key Ratios:	Dec. 31, 2003	Sept. 30, 2003
Nonaccrual loans as a percentage of total loans held in portfolio	0.93%	1.13%
Nonperforming assets as a percentage of total loans held in portfolio	1.10	1.31
Nonperforming assets as a percentage of total assets	0.70	0.73
Allowance as a percentage of total loans held in portfolio	0.71	0.96
Foreclosed assets	$311	$293